Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of GeoVax Labs, Inc. (the "Company") on Form 10-Q for the three months ended March 31, 2026, I, Mark W. Reynolds, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of my knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2026	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer